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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 23, 2001
                                ----------------



                       INVERNESS MEDICAL TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                     0-20871                  04-3164127
----------------------------      ----------------------     ------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)


                200 PROSPECT STREET, WALTHAM, MASSACHUSETTS 02453
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 647-3900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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       Inverness Medical Technology, Inc. hereby amends its Current Report on
Form 8-K, dated January 23, 2001, in order to (a) correct a typographical error which inadvertently specified that the information set forth below was being filed under Item 5 rather than Item 2, and (b) file the financial statements and pro forma financial information required by Item 7 of Form 8-K. There is no change in the information previously reported in the Form 8-K other than the filing of the financial statements and pro forma financial information required by Item 7 within the time period specified by Item 7(a)(4) and Item 7(b)(2).

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On January 23, 2001, Inverness Medical Technology, Inc., a Delaware corporation (the "Company"), acquired Integ Incorporated, a Minnesota corporation ("Integ"), pursuant to the merger of Integ with and into Terrier Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Terrier"). As a result of the merger, Integ became a wholly owned subsidiary of the Company. The merger was consummated pursuant to an Agreement and Plan of Merger, dated as of October 3, 2000, by and among the Company, Terrier and Integ, as amended (the "Merger Agreement").

       In connection with the merger, the Company agreed to issue an aggregate of 1,900,000 shares of its common stock in exchange for all of Integ's outstanding common stock, options and warrants. Based upon the factors discussed in the Merger Agreement utilized to determine the exchange ratio, each share of Integ common stock will be exchanged for 0.173856 of a share of the Company's common stock. The closing price of the Company's common stock on the date of closing was $31.00 per share. The merger is being accounted for as a purchase transaction.

       The Merger Agreement was negotiated at arm's length between the Company and representatives of Integ. Neither the Company nor any director or officer of the Company was affiliated with or had a material relationship with Integ.

       The Company and Integ issued a joint press release on January 23, 2001 announcing the completion of the merger, which is attached hereto as Exhibit
99.1 and incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  Financial Statements of Businesses Acquired:

            The financial statements of Integ Incorporated contained in Exhibit
            99.2 attached hereto are incorporated herein by reference.

       (b)  Pro Forma Financial Information:

            The pro forma financial information for the Registrant contained in
            Exhibit 99.3 attached hereto are incorporated herein by reference.


                                     Page 2

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       (c)  Exhibits:

            EXHIBIT NO.   DESCRIPTION
            ----------    -----------

               2.1* Agreement and Plan of Merger, dated as of October 3, 2000, by and among the Company, Terrier and Integ (incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on October 6, 2000).**

               2.2* First Amendment to Agreement and Plan of Merger, dated as of October 16, 2000, by and among the Company, Terrier and Integ (incorporated by reference to the Company's Form 8-K/A filed with the Securities and Exchange Commission on October 18, 2000).**

              23.1        Consent of Auditors.

              99.1* Joint Press Release of Inverness Medical Technology, Inc. and Integ Incorporated, dated January 23, 2001(incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on February 6, 2001).

              99.2        Integ Incorporated Financial Statements.

              99.3 Inverness Medical Technology, Inc. Unaudited Pro Forma Combined Condensed Financial Statements.

                *         Previously filed.

               ** The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         INVERNESS MEDICAL TECHNOLOGY, INC.


Date: April 9, 2001                      /s/ Duane L. James
     ------------------------            --------------------------------------
                                         By: Duane L. James
                                             Vice President of Finance


                                     Page 4



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
Exhibit 2.1*    --   Agreement and Plan of Merger, dated as of October 3, 2000, by and among the Company, Terrier and Integ (incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on October 6, 2000).**

Exhibit 2.2*    --   First Amendment to Agreement and Plan of Merger, dated as
                     of October 16, 2000, by and among the Company, Terrier and Integ (incorporated by reference to the Company's Form 8-K/A filed with the Securities and Exchange
                     Commission on October 18, 2000).**

Exhibit 23.1    --   Consent of Independent Auditors

Exhibit 99.1*   --   Joint Press Release of Inverness Medical Technology, Inc.
                     and Integ Incorporated, dated January 23, 2001
                     (incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on February 6,
                     2001).

Exhibit 99.2    --   Integ Incorporated Financial Statements.

Exhibit 99.3    --   Inverness Medical Technology, Inc. Unaudited Pro Forma
                     Combined Condensed Financial Statements


 *  Previously filed.

** The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.



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